                                                                    EXHIBIT 23.2

FOLLMER, RUDZEWICZ & CO., P.C.
CERTIFIED PUBLIC ACCOUNTANTS

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Registration Statement of General Medical Inc. on Form S-1 of our report dated November 22, 1994 relating to the financial statements of Randolph Medical Inc. and Subsidiaries, appearing in the Prospectus, which is part of this Registration Statement.

  We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          /s/ Follmer, Rudzewicz & Co., P.C.
                                          -------------------------------

                                          FOLLMER, RUDZEWICZ & CO., P.C.
                                          Southfield, Michigan November 13,
                                          1996